SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K/A

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 2, 2009

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DUKE MINING COMPANY, INC.

 (Exact name of Registrant as specified in its charter)

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Delaware	333-132107	58-2667713
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

850 Third Avenue, Suite 1801 New York, NY 10022	10022
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (646) 218-1400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note: This Amendment No.1 on Form 8-K/A to the Duke Mining Company, Inc Form 8-K originally filed with the Securities and Exchange Commission on July 9, 2009 (the “Form 8-K”) is amended in order to (1) include the auditor letter from Morgan Coscia Greilich LLP set forth on exhibit 16.1 to the Form 8-K (ii) and to provide further disclosure regarding the newly appointed auditor.

Item 4.01

Changes in Registrant’s Certifying Accounts

A. On July 2, 2009, the Company dismissed its independent registered public accounting firm, Montgomery Coscia Greilich LLP. Montgomery Coscia Greilich LLP has never issued an opinion on the financials statements of the Company.

B. The decision to change accountants was approved by the Company's board of directors on July 2, 2009 and on such date Li & Company, LP (“Li”) was engaged as the Company's new independent registered public accountants. The Company did not consult Li for the fiscal years ending November 30, 2008 and November 30, 2007, and the subsequent interim period through July 2, 2009 regarding the application of accounting principles to any contemplated or completed transactions nor the type of audit opinion that might be rendered on the Company’s financial statements, and neither written or oral advice was provided that would be an important factor considered by the Company in reaching a decision as to accounting, auditing or financial reporting issues. There were no matters that were either the subject of a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K).

D. During the Company's most recent fiscal year, and the subsequent interim period through July 2, 2009, the effective date of the dismissal of Montgomery Coscia Greilich LLP there were no disagreements with Montgomery Coscia Greilich LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of Montgomery Coscia Greilich LLP, would have caused it to make reference to the matter in connection with its reports. There were no "reportable events" as that term is described in Item 304(a)(1)(v) of Regulation S-K.

E. The Company has made the contents of its Form 8-K available to Montgomery Coscia Greilich LLP and requested it to furnish a letter to the SEC as to whether Montgomery Coscia Greilich LLP agrees or disagrees with, or wishes to clarify the Company's expression of their views. A copy of the Montgomery Coscia Greilich LLP letter responding to the Company’s request will be attached as Exhibit 16.1 to an amendment to this Report.

Section 9 – Financial Statements and Exhibits

Item 9.01

Exhibits

(d) Exhibits.

16.1

Montgomery Coscia Auditor Letter

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUKE MINING COMPANY, INC.
(Registrant)

Date: July 16, 2009	By:	/s/ BENJAMIN MAYER
Benjamin Mayer Chairman of the Board